
飞鹤
FIRMUS

飞鹤
FIRMUS

AMERICAN DAIRY, INC.
(ADI Feihe)

Investor Presentation

July 2009

一贯坚持，一“贯”好奶粉
Persistent Quality, Consistent Milk Powder

Safe Harbor Statement

飞鹤 FIRMUS

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements. Certain of the information contained herein concerning economic trends and performance is based upon or derived from information provided by third-party consultants and other industry sources. We have not independently verified and cannot assure the accuracy of any data obtained by or from these sources.

The forward-looking statements contained in this presentation are made only as of July 10, 2009, and American Dairy, Inc. is under no obligation to revise or update these forward-looking statements.

Business at a Glance

- ✓ We are a leading domestic producer of infant formula in China
- ✓ Company's trademark "Feihe"/"Firmus" is one of China's most recognized dairy brands
- ✓ History of product excellence achieved through secured source of quality milk and stringent quality control
- ✓ Increasing profitability through shift towards higher-margin products
- ✓ Products are distributed in over 80,000 retail outlets across China


Revenue
$US (millions)
Guidance range of
$115.1
$193.2
$154.8
2005
2006
2007
2008
2009E


Operating Income
$US (millions)
$10.0
$16.3
$17.8
$6.3
$32.0
2005
2006
2007
2008

Company Highlights

飞鹤 FIRMUS

1. A Leading Infant Formula Brand in China
2. Large Market Opportunity with Long-Term High-Growth Prospects
3. Vertically Integrated Business Model – High Barriers to Entry
4. Stringent Quality Control with State-of-the-Art Equipment and Facilities
5. Nationwide Sales Force with Regional Distribution Centers
6. Experienced Management Team with Proven Track Record
7. Strong Financial Position and Profitability

Company Overview

China's Infant Formula Market

飞鹤 FIRMUS

Dairy Product Consumption



Total Dairy Consumption Per Capita (kg)
120
100
80
60
40
20
0
$ 50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
GDP Per Capita ($US)
6
9
2
12
11
17
46
44
103
95
96
93
95
87
1998-2008 CAGR: 19.6%
India
China
Thailand
Japan
France
U.K.
U.S.
1998
2008
GDP Per Capita

Source:
(1) Euromonitor. Includes aggregate consumption of milk products, cheese, yogurt, sour milk drinks and other dairy products.
(2) The Economist.

China's Drinking Milk and Infant Formula Market



RMB 250.0
200.0
150.0
100.0
50.0
0.0
RMB (billions)
2008-2013 CAGR: 10.6%
2008-2013 CAGR: 23.1%
2002
2004
2006
2008
2010E
2012E
Drinking Milk
Infant Formula

Source: Euromonitor

- ✓ China is the second largest infant formula market behind the U.S., but is expected to grow to $12 billion by 2014 (surpassing the US)
- ✓ Dairy consumption per capita in China is still significantly lower than in the US, Western Europe and more developed Asian nations such as Japan

Recent Developments: Melamine Crisis

飞鹤 FIRMUS

- ✓ The recent melamine crisis caused a slump in sales of infant formula
- ✓ ADI Feihe has increased market share as other domestic producers have been tainted by the crisis including Sanlu (formerly 18% market share leader)
- ✓ As one of the milk producers free from melamine contamination, we have been invited to advise the government on the restructuring and regulation of the industry since the melamine crisis

China's Milk Powder Market Share (May '09)



Scient, 3.3%
Weiquan, 1.6%
Wandashan, 3.8%
Nanshan, 1.0%
Yashili, 5.3%
ADI Feihe, 6.4%
Synutra, 6.8%
Multinationals, 44.0%
Beingmate, 8.4%
Yili, 10.4%

ADI Feihe's Market Share (Aug '08-May '09)



10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2.7%
4.8%
5.7%
5.7%
5.8%
5.8%
6.3%
6.9%
6.5%
6.4%
136% growth
08/8
08/9
08/10
08/11
08/12
09/01
09/02
09/03
09/04
09/05

Source: China Information Corporation (CIC)

We are one of China's fastest growing infant formula providers post-melamine crisis (1)

(1) According to China Information Corporation (CIC), ADI Feihe ranked number two in market share growth within the China infant formula market between August 2008 and May 2009.

Our Competitive Advantages

飞鹤 FIRMUS

Secured Access to High Quality Milk and State-of-the-Art Production

The Heilongjiang Advantage

- ✓ Heilongjiang is China's premier milk-producing region at 47°north
- ✓ Situated in one of the three nutrient-rich black soil zones of the world
- ✓ Natural underground water reserves with a pH level of 8.5
- ✓ Rich and fertile soil contributes to higher milk yield and quality

Favorable Government Support

- ✓ The central government allows one infant milk processing facility per county
- ✓ ADI Feihe's well-established presence in Heilongjiang limits new entrants
- ✓ Strong local and provincial government relationships

Strong Relations with Local Farmers

- ✓ Favorable pricing offered to incentivize local farmers' willingness to sign exclusive contracts with ADI Feihe
- ✓ Contracts with local farmers to access over 200,000 dairy cows

Fully-Integrated Business Model

飞鹤
FIRMUS

Secured Access to Milk



Contracts

- ✓ Access to over 200,000 cows
- ✓ Average yield of 4 tons/yr per cow

ADI Feihe Dairy Farms

- ✓ 10,000 dairy cows
- ✓ Imported Australian Holsteins
- ✓ Average yield of 8-10 tons/yr per cow

Company-Owned Milk Collection Stations



- ✓ Over 200 company-owned milk stations across Heilongjiang Province
- ✓ Limited competition due to government regulation of station locations

State-of-the-Art Processing Facilities



- ✓ Total processing capacity: 1,220 tons of liquid milk / day
- ✓ Increasing capacity to 1,920 tons / day by August 2010 and to 2,820 tons / day by May 2011
- ✓ Facilities in Heilongjiang, Shanxi and Hebei Provinces

Nationwide Distribution



- ✓ Sales and marketing force of 1,500 to cover over 80,000 retail outlets
- ✓ Packaging and distribution facilities in Kedong (Heilongjiang) and Langfang (Hebei)

We are China's ONLY vertically-integrated infant milk formula company

Our Geographic Footprint

飞鹤
FIRMUS


Production Center, Gannan
Production Center, Baiquan
Production, Distribution & Packaging Center, Kedong
Dairy Farm, Kedong
Dairy Farm, Gannan
Production Center, Qiqihaer
Corporate Headquarters, Beijing
Packaging & Distribution Center, Langfang
Production, Distribution & Packaging Center for Walnut and Soybean Products, Shanxi
Longjiang
Heilongjiang Province
Beijing
Hebei Province
Shanxi Province
Shanghai
Chengdu
Wuhan
Guangzhou
Shenzhen
Tier-1 cities
Dairy farm construction
Production facility / dairy farm construction
Logistics Center, Chengdu and Wuhan

Nationwide Marketing and Support

飞鹤 FIRMUS

TV and Media Advertising



Call Center and Baby Club Membership



Educational Materials



Events and Displays



We are capitalizing on additional market share opportunities post melamine crisis by adopting an aggressive marketing and distribution strategy

Comprehensive Product Offerings

飞鹤
FIRMUS

Infant Formula Products Covering Mid-to-High-end Market Segments

Feifan Premium Series	Feiyue Medium-High Series	Feihui Medium Series
 RMB 218 per 900g tin	 RMB 148 per 900g tin	 RMB 87 per 900g tin
 RMB 78 per 400g bag	 RMB 48 per 400g bag	 RMB 32 per 400g bag

Targeting Infants & Children

- ✓ Stage 1: 0-6 months
- ✓ Stage 2: 6-12 months
- ✓ Stage 3: 1 year+
- ✓ Stage 4: 3 – 6 years

Adult Formula Products

Prenatal Formula



Adult Formula



Other Products



Rice Cereal



Soybean Powder



Walnut Powder



Wholesale Milk Powder

Multinational Competition

飞鹤 FIRMUS

Multinational Products are Our Biggest Competition

	ADI Feihe	Multinationals
Presence in China	Tier 1 (excluding Shanghai) Tier 2, 3 and 4	Tier 1: Beijing, Shanghai, Guangzhou, Shenzhen Selected Tier 2
Sales Focus	Larger sales force to maintain relationship with local, fragmented distributors	Smaller sales force with direct relationship with foreign hypermarkets, e.g. Wal-Mart, Carrefour
Marketing Initiatives	Local market knowledge drives execution	Heavy on advertising to build brand awareness
Production Process	Preserved freshness through wet mixing; same day / next day	Dry mixing and longer production process; 3-4 months

Tier-2/3 cities have been largely impenetrable for multinationals

Growth Strategy

飞鹤 FIRMUS

1. Invest in Processing Facilities and Company-Owned Farms
2. Expand Geographic Penetration and Increase Market Share
3. Continued Leadership in Quality Control
4. Strengthen Brand Equity
5. Improve Supply Chain Efficiency

Experienced Management Team

飞鹤 FIRMUS



You Bin Leng
Chairman,
Chief Executive Officer

- ✓ Over 20 years in the dairy industry and ADI Feihe Chairman for more than seven years
- ✓ Bachelor's degree in food engineering from Northeast Agriculture University and EMBA from Peking University



Roger Hua Liu
Vice Chairman,
Secretary of Board

- ✓ More than 16 years in C-level positions with extensive finance and accounting experience
- ✓ Bachelor's degree in finance and economics from Xian Jiaotong University and Shenzhen University



Jonathan H. Chou
Chief Financial Officer

- ✓ More than 15 years of finance and accounting experience in the U.S. and Asia
- ✓ Former Asia Pacific CFO of Honeywell International
- ✓ 'China's Top Ten CFOs of 2008' award at the CFO World Magazine's fourth annual CFO Summit (2009)



Fred Bo Nie
Head of Sales and Marketing

- ✓ Former Sales Manager of the milk product department for Inner Mongolia Yili
- ✓ More than 12 years in sales and marketing



Sheng Hui Liu
Vice President of Finance

- ✓ Over 10 years of extensive financial knowledge and experience at ADI Feihe
- ✓ Degrees in economics and accounting from Northeast Agriculture University and Country Cadre Institute of Ministry of Agriculture

Board of Directors

飞鹤 FIRMUS

You Bin Leng Chairman, Chief Executive Officer	✓ Over 20 years in the dairy industry and ADI Feihe Chairman for more than seven years ✓ Bachelor's degree in food engineering from Northeast Agriculture University and EMBA from Peking University
Roger Hua Liu Vice Chairman, Secretary of Board	✓ More than 16 years in C-level positions with extensive finance and accounting experience ✓ Bachelor's degree in finance and economics from Xian Jiaotong University and Shenzhen University
Sheng-Hui Liu Director, VP Finance Feihe Dairy	✓ More than 10 years of finance and accounting experience ✓ Bachelor's degree in economics from Northeast Agriculture University, China and an associates degree in accounting from Country Cadre Institute
Hui-Lan Lee Director, Audit Committee Chair	✓ 30 years of extensive knowledge and experience in a variety of management positions in China and the U.S. ✓ Bachelor's degree in business administration from National Cheng-Kung University, Taiwan, a Master of Science degree in Taxation from Golden Gate University, and a Master of Business Administration from Indiana University
Kirk G. Downing, Esq. Director	✓ Over 25 years of experience practicing law ✓ Attorney licensed in the State of California
James C. Lewis, Esq. Director	✓ Over 30 years of experience practicing law ✓ Attorney licensed in the State of Utah

Financial Summary

Robust Revenue Growth

LTM Revenue by Quarter


$US (millions)
$ 120.0
100.0
80.0
60.0
40.0
20.0
0.0
$37.2
$79.6
$113.8
$41.0
Q3 2008
Q4 2008
Q1 2009
Q2 2009E

Annual Revenue


$US (millions)
$400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
Guidance range of
$330-$360
$68.2
$115.1
$163.9
$193.2
$154.8
2005
2006
2007
2008
2009E

Robust growth in infant formula revenue triggered by the melamine crisis

Product Portfolio: Revenue Contribution

飞鹤 FIRMUS

2008 Revenue Contribution by Product



2.4%
0.9%
2.3%
0.3%
31.4%
62.8%
Milk Powder (Formula)
Wholesale (Raw Milk)
Soybean Powder
Rice Cereal
Walnut Products
Other

Q1 2009 Revenue Contribution by Product



1.3%
2.0%
0.5%
1.8%
94.5%
Milk Powder (Formula)
Wholesale (Raw Milk)
Soybean Powder
Rice Cereal
Walnut Products

Melamine crisis has provided opportunity to shift capacity from low margin products to higher margin branded infant milk formula

Expanding Margins and Cash flow

飞鹤
FIRMUS

Margin Profile


70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
44.4%
43.4%
44.2%
39.3%
63.7%
16.6%
14.6%
14.2%
14.1%
10.9%
3.2%
33.0%
28.1%
2005
2006
2007
2008
1Q09
Gross Margin
Operating Margin
Net Margin

Operating Cash Flow


$US (millions)
$50.0
40.0
30.0
20.0
10.0
0.0
(10.0)
$4.9
$11.1
($4.4)
$29.9
$43.6
2005
2006
2007
2008
1Q09

- Our strategy is to increase higher margin, premium product sales
- Strong operating cash flow from capacity expansion, increasing selling prices, higher utilization rate, and improvement in working capital management

Selected Balance Sheet Items

飞鹤 FIRMUS

(USD in millions)	As of Mar. 31, 2009
Assets	
Cash and Cash Equivalents	$54.1
Inventories, Net	46.9
Property & Equipment [1]	127.5
Total Assets	**$403.1**
Short Term Debt	
7.75% Convertible Notes Due 2009 [2]	17.9
1.00% Guaranteed Senior Secured Convertible Notes Due 2012[3]	71.7
Other Short Term Debt	17.9
Long Term Debt, Net of Current Portion	13.0
Shareholder's Equity	144.1
Total Liabilities & Equity	**$403.1**

+ $32.2 → Represents final cash payment received by the Company in May 2009 from the sale of the Moveup business

(1) *Includes Net Property and Equipment and Construction in Progress.*
(2) *Convertible into common stock at $14.50 per share.*
(3) *Principal payments in the amount of $15.3 million and $46.0 million are payable to note holders in July 2009 and October 2009, respectively.*

Company Highlights

FIRMUS

1. A Leading Infant Formula Brand in China
2. Large Market Opportunity with Long-Term High-Growth Prospects
3. Vertically Integrated Business Model – High Barriers to Entry
4. Stringent Quality Control with State-of-the-Art Equipment and Facilities
5. Nationwide Sales Force with Regional Distribution Centers
6. Experienced Management Team with Proven Track Record
7. Strong Financial Position and Profitability